SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

____________________

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  August 6, 2009

PRISMONE GROUP, INC.
(Exact Name of Registrant as Specified in Charter)

Nevada	333-147835	20-8768424
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2295 South Hiawassee Rd., Suite 418, Orlando, FL	32835
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (321) 293-1000

Bright Screens, Inc. 10120 S. Eastern Ave., #2 Henderson, NV 89052
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

   [ ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

   [ ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

   [ ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   [ ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 4 – Matters Related to Accountants and Financial Statements

Item 4.01     Changes in Registrant’s Certifying Accountant.

On August 6, 2009, Moore & Associates Chartered (the “Former Accountant”) resigned as the Company’s accountant. On August 25, 2009, the Company’s board of directors approved the resignation.

The Former Accountant’s audit reports on the financial statements of the Company for the fiscal years ended December 31, 2008 and 2007 contained no adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles, except that the audit reports on the financial statements of the Company for the fiscal years ended December 31, 2008 and 2007 contained an uncertainty about the Company’s ability to continue as a going concern.

During the years ended December 31, 2008 and 2007 and through August 6, 2009 (the date of resignation there were no “disagreements” (as such term is defined in Item 304 of Regulation S-K) with the Former Accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to the satisfaction of the Former Accountant would have caused them to make reference thereto in their reports on the financial statements for such periods.

During the years ended December 31, 2008 and 2007 and through August 6, 2009 (the date of resignation there were no “reportable events” (as such term is defined in Item 304 of Regulation S-K).

On August 25, 2009, the Company provided the Former Accountant with its disclosures in this Current Report on Form 8-K disclosing the resignation of the Former Accountant and requested in writing that the Former Accountant furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not they agree with such disclosures. The Former Accountant’s response is filed as an exhibit to this Current Report on Form 8-K.

On August 27, 2009, the PCAOB revoked the registration of the Former Accountant because of violations of PCAOB rules and auditing standards in auditing the financial statements, PCAOB rules and quality controls standards, and Section 10(b) of the Securities Exchange Act of 1934 and Rule 10b-5 thereunder, and noncooperation with a Board investigation.

Section 9 – Financial Statements and Exhibits

Item 9.01     Financial Statements and Exhibits

16.1 Letter from Former Accountant(1)

1 Previously filed as an Exhibit on Form 8K filed with the Securities and Exchange Commission on August 26, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PrismOne Group, Inc.

/s/ Samir K. Burshan
Samir K. Burshan
Chief Executive Officer
Date:  August 31, 2009